INDEPENDENT CONSULTANT AGREEMENT

This Agreement is entered into as of the 1st day of January, 2018, between JMax International, Ltd., ("the Company") and Guowen Ren ("the Consultant").

1. Independent Consultant. Subject to the terms and conditions of this Agreement, the Company hereby engages the Consultant as an independent contractor to perform the services set forth herein, and the Consultant hereby accepts such engagement.

2. Duties, Term, and Compensation. The Consultant's duties, term of engagement, compensation and provisions for payment thereof shall be as set forth in the attached as Exhibit A, which may be amended in writing from time to time, or supplemented with subsequent estimates for services to be rendered by the Consultant and agreed to by the Company, and which collectively are hereby incorporated by reference.

3. Expenses. During the term of this Agreement, the Consultant shall bear any expenses incurred by Consultant in connection with the performance of the duties hereunder.

4. Inventions. Any and all inventions, discoveries, developments and innovations conceived by the Consultant during this engagement relative to the duties under this Agreement shall be the exclusive property of the Company; and the Consultant hereby assigns all right, title, and interest in the same to the Company. Any and all inventions, discoveries, developments and innovations conceived by the Consultant prior to the term of this Agreement and utilized by him in rendering duties to the Company are hereby licensed to the Company for use in its operations and for an infinite duration. This license is non-exclusive, and may be assigned without the Consultant's prior written approval by the Company to a wholly-owned subsidiary of the Company.

5. Confidentiality. The Consultant acknowledges that during the engagement he will have access to and become acquainted with various trade secrets, inventions, innovations, processes, information, records and specifications owned or licensed by the Company and/or used by the Company in connection with the operation of its business including, without limitation, the Company's business and product processes, methods, customer lists, accounts and procedures. The Consultant agrees that he will not disclose any of the aforesaid, directly or indirectly, or use any of them in any manner, either during the term of this Agreement or at any time thereafter, except as required in the course of this engagement with the Company. All files, records, documents, blueprints, specifications, information, letters, notes, media lists, original artwork/creative, notebooks, and similar items relating to the business of the Company, whether prepared by the Consultant or otherwise coming into his possession, shall remain the exclusive property of the Company. The Consultant shall not retain any copies of the foregoing without the Company's prior written permission. Upon the expiration or earlier termination of this Agreement, or whenever requested by the Company, the Consultant shall immediately deliver to the Company all such files, records, documents, specifications, information, and other items in his possession or under his control. The Consultant further agrees that he will not disclose his retention as an independent contractor or the terms of this Agreement to any person without the prior written consent of the Company and shall at all times preserve the confidential nature of his relationship to the Company and of the services hereunder.

6. Conflicts of Interest; Non-hire Provision. The Consultant represents that he is free to enter into this Agreement and that this engagement does not violate the terms of any agreement between the Consultant and any third party. Further, the Consultant, in rendering his duties shall not utilize any invention, discovery, development, improvement, innovation, or trade secret in which he does not have a proprietary interest. During the term of this agreement, the Consultant shall devote as much of his productive time, energy and abilities to the performance of his duties hereunder as is necessary to perform the required duties in a timely and productive manner. The Consultant is expressly free to perform services for other parties while performing services for the Company. For a period of six months following any termination, the Consultant shall not, directly or indirectly hire, solicit, or encourage to leave the Company's employment, any employee, consultant, or contractor of the Company or hire any such employee, consultant, or contractor who has left the Company's employment or contractual engagement within one year of such employment or engagement.

INDEPENDENT CONSULTANT AGREEMENT

This Agreement is entered into as of the 1st day of January, 2018, between JMax International, Ltd., ("the Company") and Guowen Ren ("the Consultant").

1. Independent Consultant. Subject to the terms and conditions of this Agreement, the Company hereby engages the Consultant as an independent contractor to perform the services set forth herein, and the Consultant hereby accepts such engagement.

2. Duties, Term, and Compensation. The Consultant's duties, term of engagement, compensation and provisions for payment thereof shall be as set forth in the attached as Exhibit A, which may be amended in writing from time to time, or supplemented with subsequent estimates for services to be rendered by the Consultant and agreed to by the Company, and which collectively are hereby incorporated by reference.

3. Expenses. During the term of this Agreement, the Consultant shall bear any expenses incurred by Consultant in connection with the performance of the duties hereunder.

4. Inventions. Any and all inventions, discoveries, developments and innovations conceived by the Consultant during this engagement relative to the duties under this Agreement shall be the exclusive property of the Company; and the Consultant hereby assigns all right, title, and interest in the same to the Company. Any and all inventions, discoveries, developments and innovations conceived by the Consultant prior to the term of this Agreement and utilized by him in rendering duties to the Company are hereby licensed to the Company for use in its operations and for an infinite duration. This license is non-exclusive, and may be assigned without the Consultant's prior written approval by the Company to a wholly-owned subsidiary of the Company.

5. Confidentiality. The Consultant acknowledges that during the engagement he will have access to and become acquainted with various trade secrets, inventions, innovations, processes, information, records and specifications owned or licensed by the Company and/or used by the Company in connection with the operation of its business including, without limitation, the Company's business and product processes, methods, customer lists, accounts and procedures. The Consultant agrees that he will not disclose any of the aforesaid, directly or indirectly, or use any of them in any manner, either during the term of this Agreement or at any time thereafter, except as required in the course of this engagement with the Company. All files, records, documents, blueprints, specifications, information, letters, notes, media lists, original artwork/creative, notebooks, and similar items relating to the business of the Company, whether prepared by the Consultant or otherwise coming into his possession, shall remain the exclusive property of the Company. The Consultant shall not retain any copies of the foregoing without the Company's prior written permission. Upon the expiration or earlier termination of this Agreement, or whenever requested by the Company, the Consultant shall immediately deliver to the Company all such files, records, documents, specifications, information, and other items in his possession or under his control. The Consultant further agrees that he will not disclose his retention as an independent contractor or the terms of this Agreement to any person without the prior written consent of the Company and shall at all times preserve the confidential nature of his relationship to the Company and of the services hereunder.

6. Conflicts of Interest; Non-hire Provision. The Consultant represents that he is free to enter into this Agreement and that this engagement does not violate the terms of any agreement between the Consultant and any third party. Further, the Consultant, in rendering his duties shall not utilize any invention, discovery, development, improvement, innovation, or trade secret in which he does not have a proprietary interest. During the term of this agreement, the Consultant shall devote as much of his productive time, energy and abilities to the performance of his duties hereunder as is necessary to perform the required duties in a timely and productive manner. The Consultant is expressly free to perform services for other parties while performing services for the Company. For a period of six months following any termination, the Consultant shall not, directly or indirectly hire, solicit, or encourage to leave the Company's employment, any employee, consultant, or contractor of the Company or hire any such employee, consultant, or contractor who has left the Company's employment or contractual engagement within one year of such employment or engagement.

15. Waiver. Waiver by one party hereto of breach of any provision of this Agreement by the other shall not operate or be construed as a continuing waiver.

16. Assignment. The Consultant shall not assign any of his rights under this Agreement, or delegate the performance of any of his duties hereunder, without the prior written consent of the Company.

17. **Notices**. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, five (5) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine), or (v) if delivered by email, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day, provided that, for notice via email to be effective, the sender must also send a notice by one of the other methods above within the time frames provided for such method. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company:

JMax International Limited
1733-35 17/F Park-In Commercial Centre
56 Dundas Street, Mongkok
Kowloon
Hong Kong
Facsimile: +852 23238718
Email: jmaxofficer@yahoo.com

If to Consultant:

The address listed on the signature page

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

18. Modification or Amendment. No amendment, change or modification of this Agreement shall be valid unless in writing signed by the parties hereto.

19. Entire Understanding. This document and **Exhibit A** constitute the entire understanding and agreement of the parties, and any and all prior agreements, understandings, and representations are hereby terminated and canceled in their entirety and are of no further force and effect.

20. **Unenforceability of Provisions.** If any provision of this Agreement, or any portion thereof, is held to

be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect.

IN WITNESS WHEREOF the undersigned have executed this Agreement as of the day and year first written above. The parties hereto agree that facsimile signatures shall be as effective as if originals.

JMax International, Ltd.

Chiew Chee Boon
CEO

Consultant:

Guowen Ren

EXHIBIT A

DUTIES, TERM, AND COMPENSATION

DUTIES: The Consultant will advise on strategy and strategic alliances, capital markets strategy, potential acquisitions and market opportunities.

TERM: This engagement shall commence upon execution of this Agreement and shall continue in full force and effect through the date which is Four (4) Years from the date hereof; or earlier upon completion of the Consultant's duties under this Agreement or termination of this Agreement by either party. The Agreement may only be extended thereafter by mutual agreement, unless terminated earlier by operation of and in accordance with this Agreement.

COMPENSATION:
As full compensation for the services rendered pursuant to this Agreement, and subject to Board and Shareholder approval, the Company shall pay the Consultant 6,000,000 Ordinary Shares of the Company's stock on the terms and conditions on the terms and conditions to be provided in an option agreement and notice of grant to be provided.

G